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                                                                 Exhibit 10.31

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                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                            USINTERNETWORKING, INC.,

                                    as Issuer

                                       and

                       THE INITIAL PURCHASERS NAMED HEREIN

                             Dated October 29, 1999

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                  THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of October 29, 1999 by and among USinternetworking, Inc., a Delaware corporation (the "COMPANY"), and Credit Suisse First Boston Corporation, Morgan Stanley &
Co. Incorporated, Bear, Stearns & Co. Inc., Legg Mason Wood Walker,
Incorporated, Wasserstein Perella Securities, Inc., C.E. Unterberg, Towbin and The Robinson-Humphrey Company, LLC (the "INITIAL PURCHASERS") pursuant to the Purchase Agreement, dated October 25, 1999 (the "PURCHASE AGREEMENT"), among the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

                  The Company agrees with the Initial Purchasers, (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Notes (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes (each of the foregoing a "HOLDER" and, together, the "HOLDERS"), as follows:

                  SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  ADDITIONAL INTEREST: See Section 2(e) hereof.

                  ADDITIONAL INTEREST ACCRUAL PERIOD: See Section 2(e) hereof.

                  ADDITIONAL INTEREST PAYMENT DATE: Each interest payment date under the Indenture.

                  AFFILIATE: With respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

                  AMENDMENT EFFECTIVENESS DEADLINE DATE: See Section 2(d) hereof.

                  APPLICABLE CONVERSION PRICE: The Applicable Conversion Price as of any date of determination means the Conversion Price in effect as of such date of determination or, if no Notes are then outstanding, the Conversion Price that would be in effect were Notes then outstanding.

                  BUSINESS DAY: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

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                                      -3-

                  COMMON STOCK: The shares of common stock, $0.001 par value, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

                  COMPANY: The Company shall have the meaning set forth in the first paragraph of this Agreement and shall also include the Company's successors.

                  CONVERSION PRICE: Conversion Price shall have the meaning assigned such term in the Indenture.

                  CSFBC: Credit Suisse First Boston Corporation.

                  DEFERRAL NOTICE: See Section 3(i) hereof.

                  DEFERRAL PERIOD: See Section 3(i) hereof.

                  EFFECTIVENESS DEADLINE DATE: See Section 2(a) hereof.

                  EFFECTIVENESS PERIOD: Two years from the date of the Initial Shelf Registration Statement or, if a shorter period, from the date of the Initial Shelf Registration Statement until either of (i) the sale pursuant to a Shelf Registration Statement of all the Registrable Securities or (ii) the expiration of the holding period applicable to the Registrable Securities held by Holders that are not Affiliates of the Company under Rule 144(k) under the Securities Act.

                  EVENT: See Section 2(e) hereof.

                  EVENT DATE: See Section 2(e) hereof.

                  EVENT TERMINATION DATE: See Section 2(e) hereof.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  FILING DEADLINE DATE: See Section 2(a) hereof.

                  HOLDER: See the second paragraph of this Agreement.

                  INDENTURE: The Indenture dated as of the date hereof between the Company and The Bank of New York, as trustee, pursuant to which the Notes are being issued.

                  INITIAL PURCHASERS: Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Legg Mason Wood Walker, Incorporated,

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                                      -4-

Wasserstein Perella Securities, Inc., C.E. Unterberg, Towbin and The Robinson-Humphrey Company, LLC .

                  INITIAL SHELF REGISTRATION STATEMENT: See Section 2(a) hereof.

                  ISSUE DATE: October 29, 1999.

                  LOSSES: See Section 6 hereof.

                  MANAGING UNDERWRITERS: See Section 8 hereof.

                  MATERIAL EVENT:  See Section 3(i) hereof.

                  NOTES: The Convertible Subordinated Notes due 2004 of the Company to be purchased pursuant to the Purchase Agreement.

                  NOTICE AND QUESTIONNAIRE: A written notice delivered to the Company by a Holder containing any information with respect to the Holder necessary to amend the Registration Statement or supplement the related Prospectus with respect to the intended distribution of Registrable Securities by such Holder.

                  NOTICE HOLDER: On any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date and holds Registrable Securities, as of such dates.

                  OFFERING CIRCULAR. The final offering circular dated October 25, 1999 relating to the issuance of the Notes.

                  PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

                  PURCHASE AGREEMENT: See the first paragraph of this Agreement.

                  RECORD HOLDER: The holder of record of such Note on the record date with respect to the interest payment date under the Indenture on which such Additional Interest Payment Date shall occur.

                  REGISTRABLE SECURITIES: The Notes, until such Notes have been converted or exchanged into the Underlying Common Stock and, at all times subsequent to any such

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                                      -5-

conversion or exchange, the Underlying Common Stock and any securities into or for which such Underlying Common Stock have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act were it not held by an Affiliate of the Company or (iii) its sale to the public pursuant to Rule 144, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture.

                  REGISTRATION EXPENSES: See Section 5 hereof.

                  REGISTRATION STATEMENT: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

                  RESTRICTED SECURITIES: As this term is defined in Rule 144.

                  RULE 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  RULE 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC: The Securities and Exchange Commission.

                  SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  SHELF REGISTRATION STATEMENT: See Section 2(a) hereof.

                  SUBSEQUENT SHELF REGISTRATION STATEMENT: See Section 2(b) hereof.

                  TIA: The Trust Indenture Act of 1939, as amended.

                  TRUSTEE: The Bank of New York (or any successor entity), the Trustee under the Indenture.

                  UNDERLYING COMMON STOCK: The Common Stock into which the Notes are convertible or issued upon any such conversion.

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                                      -6-

                  SECTION 2. SHELF REGISTRATION. (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the "FILING DEADLINE DATE") sixty (60) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "SHELF REGISTRATION STATEMENT") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on an appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event within one hundred and fifty (150) days after the Issue Date (the "EFFECTIVENESS DEADLINE DATE"), and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder and that has provided the Company with an appropriately completed Notice and Questionnaire on or prior to the date five (5) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. Except as disclosed on SCHEDULE I hereto, none of the Company's security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

                  (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

                  (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration

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                                      -7-

form used by the Company for such Shelf Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as reasonably requested by an Initial Purchaser in the event that it is participating in the Shelf Registration Statement or by the Trustee on behalf of a majority in interest of the registered Holders or by any Managing Underwriter in the event of an underwritten offering.

                  (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this
Section 2(d) and Section 3(i). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i); provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus; and the Company shall not be obligated to file more than one (1) post-effective amendment or supplement for the purpose of naming Holders as selling securityholders who were not named in the Initial Shelf Registration Statement at the time of effectiveness in any twenty (20) day period following the effectiveness of the Initial Shelf Registration Statement. Any Holder who subsequently provides a Notice and Questionnaire required by this Section 2(d) pursuant to the

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                                      -8-

provisions of this Section (whether or not such Holder has supplied the Notice and Questionnaire at the time the Initial Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement and related Prospectus in accordance with the requirements of this Section 2(d).

                  (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, (iii) the Company has failed to perform its obligations set forth in Section 2(d) within the time period required therein or (iv) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof or (each of the events of a type described in any of the foregoing clauses (i) through (iv) are individually referred to herein as an "EVENT," and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date in the case of clause (ii), the date by which the Company is required to perform its obligations set forth in Section 2(d) in the case of clause (iii) (including the filing of any post-effective amendment prior to the Amendment Effectiveness Deadline Date) and the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(i) hereof in the case of clause (iv) being referred to herein as an "EVENT DATE"). Events shall be deemed to continue until the "EVENT TERMINATION DATE," which shall be the following dates with respect to the respective types of Events: the date the Initial Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Initial Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii), the date the Company performs its obligations set forth in Section 2(d) in the case of an Event of the type described in clause (iii) (including, without limitation, the date the relevant post-effective amendment to the Shelf Registration Statement is declared effective under the Securities Act), and termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(i) to be exceeded in the case of the commencement of an Event of the type described in clause (iv).

                  Accordingly, subject to the last sentence of Section 3(i), commencing on (and including) any Event Date and ending on (but excluding) the relevant Event Termination Date (an "ADDITIONAL INTEREST ACCRUAL PERIOD"), the Company agrees to pay, as additional interest and not as a penalty, an amount (the "ADDITIONAL INTEREST"), payable on the Additional Interest Payment Dates to Record Holders of Registrable Securities, for each portion of such Additional Interest Accrual Period beginning on and including an Additional Interest Payment Date (or, in respect of the first time that the Additional Interest is to be paid to Holders on an Additional Interest Payment Date as a result of the occurrence

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                                      -9-

of any particular Event, from the Event Date) and ending on but excluding the first to occur of (A) the date of the end of the Additional Interest Accrual Period or (B) the next Additional Interest Payment Date, with respect to Notes at a rate per annum equal to one-half of one percent (0.5 %) of the aggregate principal amount of such Notes, determined as of the Business Day immediately preceding the next Additional Interest Payment Date; provided that in the case of an Additional Interest Accrual Period that is in effect solely as a result of an Event of the type described in clause (iii) of the immediately preceding paragraph, such Additional Interest shall be paid only to the Holders that have delivered Notice and Questionnaires that caused the Company to incur the obligations set forth in Section 2(d) the non-performance of which is the basis of such Event, provided, further, that any Additional Interest accrued with respect to any Note or portion thereof called for redemption on a redemption date prior to the Additional Interest Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption on the applicable redemption date on such date. Notwithstanding the foregoing, no Additional Interest shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) the expiration of the Effectiveness Period. The rate of accrual of the Additional Interest with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company of Additional Interests to the Holders of Registrable Securities pursuant to this Section, the accrual of Additional Interests will cease (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Interest by the Company).

                  The Trustee shall be entitled, on behalf of Holders of Notes or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest. Notwithstanding the foregoing, the parties agree that Additional Interest payable for a violation of the terms of this Agreement shall be the sole quantum of damages payable for breach of such provisions.

                  All of the Company's obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(k)).

                  The parties hereto agree that the additional interest provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Initial Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

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                                      -10-

                  SECTION 3. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

                  (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to CSFBC and counsel to the Initial Purchasers copies of all such documents proposed to be filed and use its bests efforts to reflect in each such document when so filed with the SEC such comments as the Initial Purchasers and counsel to the Initial Purchaser reasonably shall propose within three (3) Business Days of the delivery following such copies to CSFBC and counsel to the Initial Purchasers.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

                  (c) As promptly as practicable (i) give notice to the Holders, counsel to the Notice Holders and the Initial Purchasers when any Registration Statement or any post-effective amendment has been declared effective and (ii) give notice to the Notice Holders, counsel to the Notice Holders and the Initial Purchasers (A) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (D) of the occurrence of (but not the nature of or details concerning) a Material Event and (E) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply.

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                                      -11-

                  (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable.

                  (e) As promptly as practicable (if reasonably requested by any Notice Holder or by an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering if such Initial Purchaser is participating in the Shelf Registration Statement)), incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as such Notice Holder or Initial Purchaser shall, on the basis of an opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein and make any required filings of such Prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

                  (f) As promptly as practicable furnish to each Notice Holder and CSFBC, without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder or CSFBC, as the case may be).

                  (g) During the Effectiveness Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

                  (h) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable

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                                      -12-

Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                  (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development, public filing with the SEC or other similar event with respect to the Company that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its best efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its best

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                                      -13-

efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause
(B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of the Shelf Registration Statement or any Prospectus, without incurring or accruing any obligation to pay Additional Interest pursuant to Section 2(e), for one or more periods not to exceed 30 days in any three-month period or not to exceed an aggregate 90 days in any 12-month period (such period, during which the availability of the Registration Statement and any Prospectus is suspended being a "DEFERRAL PERIOD").

                  (j) Use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said periods.

                  (k) In the case of registration of resales of the Notes, cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), cooperate with the Trustee and the Notice Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

                  (l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends unless required by applicable law, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

                  (m) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

                  (n) Use its best efforts to cause the Underlying Common Stock to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed, to the extent the Underlying Common Stock satisfies applicable listing requirements.

                  (o) Provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

                  (p) In the event of an underwritten offering, enter into such agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the Managing Underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into, and if the registration is an underwritten registration, (i) make such representations and warranties, subject to the Company's ability to do so, to the Holders of such Registrable Securities and the underwriters with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any, and the Holders of a majority of the Registrable Securities being sold) addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Managing Underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the Managing Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, the Managing Underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

                  (q) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection by a representative of the Holders of a majority of the Registrable Securities being sold, any Managing Underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Managing Underwriter, attorney or accountant in connection with such disposition; subject to reasonable assurances by each such person that such information will be used only in connection with matters relating to such Registration Statement, provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless
(i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

                  SECTION 4. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

                  SECTION 5. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under this Agreement whether or not any of the Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of counsel (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, (v) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) reasonable fees and disbursements of the Trustee and of the registrar and transfer agent for the Common Stock and their respective counsel and (vii) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements (not to exceed $25,000) of one firm of legal counsel for the Holders, which shall initially be Cahill Gordon & Reindel, but which may, with the written consent of CSFBC (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay selling expenses and all registration expenses to the extent the Company is prohibited from paying such expenses under applicable law.

                  SECTION 6. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each Holder and each person, if any, who controls any Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, liabilities, claims, damages and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively,

"LOSSES"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement contained in or omission or alleged omission from any of such documents in reliance upon and conformity with any of the information relating to the Holders furnished to the Company in writing by a Holder expressly for use therein; provided further that the indemnification contained in this paragraph shall not inure to the benefit of any Holder of Registrable Securities (or to the benefit of any person controlling such Holder) on account of any such Losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus provided in each case the Company has complied with its several obligations under Section 3(a) hereof if, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act, either (A) (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise. The Company shall also indemnify each underwriter and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to the same extent and with the same limitations as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and its respective directors and officers, and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, from and against all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Holder expressly for use in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such separate firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority (with Holders of Notes deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Common Stock into which such Notes are or would be convertible or exchangeable as of the date on which such designation is made) of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (d) CONTRIBUTION. To the extent that the indemnification provided for in this Section 6 is unavailable to an indemnified party under
Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also to the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement pursuant to the Purchase Agreement (before deducting expenses) of the Notes pursuant to the Purchase Agreement. Benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from Registrable Securities sold and distributed to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity, contribution and expense reimbursement obligations of the parties hereunder shall be in addition to any liability any indemnified party may otherwise have hereunder, under the Purchase Agreement or otherwise.

                  (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company's officers or directors or any person controlling the Company and
(iii) the sale of any Registrable Securities by any Holder.

                  SECTION 7. INFORMATION REQUIREMENTS. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

                  The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3 as soon as is permissible under the Securities Act. As soon as practicable after the Company first satisfies the eligibility requirements for the use Form S-3, the Company shall convert any Registration Statement on Form S-1 to Form S-3.

                  SECTION 8. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority of the Registrable Securities to be included in such offering, PROVIDED, HOWEVER, that such Managing Underwriters must be reasonably satisfactory to the Company. No person may participate in any underwritten registration hereunder unless such person
(i) agrees to sell such person's Registered Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements.

                  SECTION 9. MISCELLANEOUS.

                  (a) NO CONFLICTING AGREEMENTS. Except for "piggy-back" registration rights held by the security holders listed on Schedule I hereto or as otherwise disclosed in the Offering Circular, (i) the Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement or that permits other holders of the Company's outstanding securities to offer such securities for resale under the Registration Statement, and (ii) the Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Notes deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Notes are or would be convertible or exchangeable as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preced-ing sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or
(iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                    (1) if to a Holder of Registrable Securities that is not a Notice Holder, at the address for such Holder then appearing in the Note Register (as defined in the Indenture);

                    (2) if to a Notice Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

                    (3) if to the Company, to:

                               USinternetworking, Inc.
                               One USi Plaza
                               Annapolis, MD  21401-7478
                               Attention:  General Counsel
                               Telecopy No.: (410) 263-8645

                               with a copy to:

                               Latham & Watkins
                               1001 Pennsylvania Avenue, N.W.
                               Suite 1300
                               Washington, DC  20004
                               Attention:  John Watson, Esq.
                               Telecopy No.: (202) 637-2201

                    (4) if to the Initial Purchasers to:

                               Credit Suisse First Boston Corporation
                               11 Madison Avenue
                               New York, New York 10010
                               Attention: Transaction Advisory Group
                               Telecopy No.: (212) 325-8278

                               with a copy to:

                               Cahill Gordon & Reindel
                               80 Pine Street
                               New York, NY  10005
                               Attention:  William B. Gannett, Esq.
                               Telecopy No.:  (212) 269-5420

                    (5) if to counsel for the Initial Purchasers, to Cahill Gordon & Reindel at the above address and telecopy number (or as otherwise requested by the Notice Holders),

or to such other address as such person may have furnished to the other persons identified in this Section 9(c) in writing in accordance herewith.

                  (d) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Initial Purchasers or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (e) SUCCESSORS AND ASSIGNS. Any person who purchases any Registrable Securities from the Initial Purchasers shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (i) SEVERABILITY. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

                  (k) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 5 or 6 hereof and the obligations to make payments of and provide for additional interest under
Section 2(e) hereof to the extent such damages have accrued prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    USINTERNETWORKING, INC.

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

The foregoing Registration Rights
    Agreement is hereby confirmed and
    accepted as of the date first
    above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
LEGG MASON WOOD WALKER, INCORPORATED
WASSERSTEIN PERELLA SECURITIES, INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
C.E. UNTERBERG, TOWBIN

By:  CREDIT SUISSE FIRST BOSTON CORPORATION

By:
   ------------------------------------------
     Name:
     Title:

                                      -26

                                SCHEDULE I TO THE

                          REGISTRATION RIGHTS AGREEMENT


NAME                                                                                           NUMBER OF SHARES OR
----                                                                                            SHARE EQUIVALENTS
                                                                                               -------------------
Venrock Associates II, L.P..................................................................        597,370
HAGC Partners ..............................................................................         74,999
Southeastern Technology   Fund, L.P. .......................................................        349,999
Account Management Corporation
   Richard C. Albright .....................................................................         47,618
   Bruce H. Brandaleone ....................................................................         47,618
   Nicholas de Wolf ........................................................................         47,618
   Christopher de Roetth ...................................................................         38,243
   Elisabeth de Roetth .....................................................................         18,751
   Peter de Roetth .........................................................................         28,867
   Christopher Egan ........................................................................         19,493
   Michael J. Egan .........................................................................         19,493
   Richard J. Egan .........................................................................         47,618
   Richard J. Egan and Maureen
   E. Egan Grandchildren's Trust............................................................         19,493
   Donald A. Foss ..........................................................................         47,618
   David Friend ............................................................................         38,243
   Roger M. Marino .........................................................................         47,618
   William G. Miller .......................................................................         38,243
   James K. Schuler ........................................................................         38,243
   Carolyn H. Walter .......................................................................          9,375
   Jane E. Westervelt ......................................................................         67,856
PNC Bank, N.A. Trustee .....................................................................        282,737
PNC Bank, N.A. Custodian ...................................................................        282,737
AEH Profit Sharing Trust ...................................................................         29,762
Castellini Management Company ..............................................................        596,237
Siebel Systems, Inc. .......................................................................        192,000(1)
Arbor Venture Partners, L.L.C. .............................................................        148,809
IIT Acquisition Warrants ...................................................................         50,000
ACR Acquisition Warrants ...................................................................         62,500
Leasing Technologies, Inc...................................................................         17,857



----------------------------

1 Represents $6,000,000 value of Common Stock estimated at $31.25 per share.